OTHER RESERVES (Tables)	12 Months Ended
Dec. 31, 2024
OTHER RESERVES
Schedule of components of other reserves and the movements in other reserves

	Equity	Cash flow
	securities	hedge
	reserve	reserve	Total
Balance at December 31, 2022	$(20,518)	$(8,488)	$(29,006)
Net change in cash flow hedge reserve	—	1,176	1,176
Transfer of net loss on disposal of equity securities to retained earnings	2,045	—	2,045
Net change in fair value of equity securities	(73,170)	—	(73,170)
Balance at December 31, 2023	$(91,643)	$(7,312)	$(98,955)
Net change in cash flow hedge reserve	—	1,176	1,176
Transfer of net gain on disposal of equity securities to retained earnings	(312)	—	(312)
Net change in fair value of equity securities	56,944	—	56,944
Balance at December 31, 2024	$(35,011)	$(6,136)	$(41,147)